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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 16, 1999


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
              (Exact Name of Registrant as Specified in Charter)


      Not Applicable             333-28811-01             Not Applicable
      --------------             ------------             --------------
      (State or Other            (Commission              (IRS Employer
      Jurisdiction of            File Number)           Identification No.)
       Incorporation)


                140 Industrial Drive, Elmhurst, Illinois 60126
                ----------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)


                                (630) 516-8080
                                --------------
             (Registrant's Telephone Number, including Area Code)

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ITEM 5.   OTHER EVENTS.
------    ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of July 1999, to the Series 1997-2 Certificateholders on August 16, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of July 1999, to the Series 1998-1 Certificateholders on August 16, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of July 1999, to the Series 1998-2 Certificateholders on August 16, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the period from the date of initial issuance on July 21, 1999 through July 31, 1999, to the Series 1999-1 Certificateholders on August 16, 1999.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:


     Exhibit No.     Description
     -----------     -----------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of July 1999

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of July 1999

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of July 1999

     99.4 Series 1999-1 Monthly Certificateholders' Statement for the period from July 21, 1999 through July 31, 1999


                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SAKS INCORPORATED, AS SERVICER UNDER THE
                                        SAKS CREDIT CARD MASTER TRUST
                                        (Registrant)



                                        /s/ Charles J. Hansen
                                        --------------------------
                                        Charles J. Hansen
                                        Senior Vice President and
                                        Associate General Counsel

Date:  August 16, 1999

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

 99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of July 1999

 99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of July 1999

 99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of July 1999

 99.4 Series 1999-1 Monthly Certificateholders' Statement for the period from July 21, 1999 through July 31, 1999